SECOND AMENDMENT

                                    TO THE

                              OPERATING AGREEMENT

                                       OF

                           SATTEL COMMUNICATIONS LLC


            THIS SECOND AMENDMENT to the Operating Agreement of
Sattel Communications LLC dated as of April 1, 1996 (the
"Operating Agreement"), is entered into as of the date of consent specified below. All terms used herein which are not otherwise defined shall have the meanings set forth in the Operating
Agreement.

            1.  Amendments.

          (a) Section 2.2 of the Operating Agreement is amended by adding the following sentence at the end of thereof: "Subject to Section 2.5, the Board of Directors of the Company may, in exchange for Capital Contributions, issue additional Class A Units to Sattel or other Persons as determined by the Board of Directors of the Company."

          (b) Section 4.2 of the Operating Agreement is amended by deleting the word "and" after subparagraph (c), redesignated subparagraph (d) as (e), and adding the following after subparagraph (c):

"(d) Second Special Distribution. Fourth, the Company shall distribute to Class A
Members other than Sattel an amount equal to the Capital Contributions for the applicable
Class A Units less the sum of all prior
distributions made pursuant to this Section
4.2(d); and".

          (c) Section 7.1 of the Operating Agreement is amended to add the following clause at the end of the first sentence after the word "law": ", except for a Member other than Sattel in accordance with any agreement governing Class A Units between such Member and the Company."

          (d) Section 7.3 of the Operating Agreement is amended to read in its entirety as follows:

         7.3.  Right of Transferee to Become a Member.
Any transferee of Class A Units or Class B Units pursuant to an involuntary transfer of a Member's

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interest therein, or pursuant to an agreement of the
kind referred to in Section 7.1 or 7.2, is only entitled to an economic interest in said Class A Units or Class B Units (within the meaning of Section
17001(n) of the California Act). The transferee may only become a member of the Company with the consent of those Members holding a majority of the Units, determined by excluding the Class A Units or Class B
Units held by the transferring Member, which consent may be withheld for any reason whatsoever.

          (e) Section 8.1 of the Operating Agreement is amended to read in its entirety as follows:

         8.1 Events Causing Dissolution. The Company shall be dissolved upon either (a) the bankruptcy
(within the meaning of Section 17001(c) of the California Act) or insolvency of any of the Members, unless otherwise provided below, (b) the approval of such dissolution by the Board of Directors or the Members by Majority Consent, (c) the expiration of the term set out in Section 1.3 hereof, (d) the entry of a decree of dissolution pursuant to Section 17351 of the California Act, or (e) upon a transfer of Class A Units that causes dissolution under Section 7.1. Upon the occurrence of an event set out in subsection (a) hereof to a holder of Class A Units (other than Sattel) or Class B Units, the Company shall dissolve unless the business of the Company is continued by the affirmative vote of those Members holding a majority of the dollar value of the Capital Accounts and a majority of the Units, determined by excluding the Capital Account and Units held by the affected Class A or Class B Unit holder.

          (f) The definition of "Agreement" is amended by changing "February 20, 1996" to "April 1, 1996."

          (g) The definition of "Members" is amended by changing "Section 2.5" to "Section 2.6."

            2.  Waiver and Consent.

          (a) Each of the undersigned hereby consents to the admission of Charles Chandler and Syd Lilly as Members holding Class A Units and waives its right under Section 2.5 of the Operating Agreement (and the Operating Agreement is hereby amended not to permit Members) to contribute equity capital in connection with the issuance of 350 Class A units to Charles Chandler and the issuance of 100 Class A Units to

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Syd Lilly.  Mr Lilly's 100 Class B Units are hereby
cancelled and shall be considered void.

          (b) Each of the undersigned hereby waives (once the Operating Agreement is hereby amended not to require) compliance with Article VII of the Operating Agreement in connection with the issuance of 100 Class A Units to Syd
Lilly as a result of a deemed transfer from Charles
Chandler.

            3. Effect of Amendment. Except as otherwise modified by this Agreement, the Operating Agreement shall remain in full force and effect.








The undersigned, constituting the holders of all of the outstanding Class A Units and a majority of the outstanding Class B Units (a total of 1,650 B Units are outstanding as of the date of this Consent) hereby consent to the foregoing Amendment as of September 12, 1996. This Consent may be executed in counterparts, all of which when taken together shall constitute one and the same instrument.

                                   SATTEL COMMUNICATIONS CORP.
                                        (8,000 Class A Units)



                                 /s/ Richard Y. Fisher, President



                                 /s/ James J. Fiedler (250 Class B Units)


                                   __________________________________
                                   Daniel W. Latham (150 Class B Units)



                                 /s/  Mark Jacques (450 Class B Units)


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                                   ___________________________________
                                   Bruce E. Thomas (250 Class B. Units)


                                   ___________________________________
                                   David Held (250 Class B Units)


                                   ___________________________________
                                   George M. Perzel (100 Class B Units)



                                 /s/ Keith R. Steffel (100 Class B Units)



                                 /s/ Sydney B. Lilly (100 Class B Units)


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